[Photo: Picture of Wheat]


================================================================================
                                                 Annual Report August 31, 1999
                                                --------------------------------



Oppenheimer
Real Asset Fund(SM)














                              [OppenheimerFunds Logo]    OppenheimerFunds(R)
                                                         The Right Way to Invest

REPORT HIGHLIGHTS


    Contents

 3  President's Letter

 5  An Interview
    with Your Fund's
    Managers

 9  Fund Performance

14  Financial
    Statements

36  Independent
    Auditors' Report

37  Federal
    Income Tax
    Information

38  Officers and Trustees

39  OppenheimerFunds
    Family

40  Information and
    Services


The commodities markets began to recover in 1999 from the sharp declines of 1997 and 1998.

Energy prices led the commodities markets higher in 1999, boosted by increased demand from emerging markets and reduced supply from oil producers.

We are optimistic that improving economies worldwide will lead to firmer commodities prices.


----------------------------------------------

Average Annual
Total Returns

For the 1-Year Period
Ended 8/31/99*

Class A
Without                             With
Sales Chg.                          Sales Chg.
----------------------------------------------
6.50%                               0.38%

Class B
Without                             With
Sales Chg.                          Sales Chg.
----------------------------------------------
5.75%                               0.75%

Class C
Without                             With
Sales Chg.                          Sales Chg.
----------------------------------------------
5.68%                               4.69%

Class Y
Without                             With
Sales Chg.                          Sales Chg.
----------------------------------------------
6.77%                               6.77%

----------------------------------------------


-------------------------------
     Not FDIC Insured.
     No Bank Guarantee.
     May Lose Value.
-------------------------------

*See page 12 for further details.


2    OPPENHEIMER REAL ASSET FUND

PRESIDENT'S LETTER


Dear shareholder,

In many ways, the 1999 investment environment has, so far, unfolded as many expected it would, producing both attractive opportunities and formidable challenges for investors.

[Photo James C. Swain]             [Photo: Bridget A. Macaskill]
James C. Swain                     Bridget A. Macaskill
Chairman                           President
Oppenheimer                        Oppenheimer
Real Asset Fund                    Real Asset Fund

      On the economic front, early worries about the effects of global weakness in the wake of last year's credit and currency crises have abated. Instead, as many economies around the world begin to strengthen, concerns now center around whether the U.S. economy may be growing too quickly. Throughout the year, consumers in the United States have continued to spend and borrow heavily, more than offsetting any temporary slowdown in the industrial and export sectors.
      The economy's strength has not gone unnoticed by the nation's monetary policymakers. In an effort to ward off emerging inflationary pressures, the Federal Reserve Board increased short-term interest rates this past summer.
      Market reaction to robust economic growth has been mixed. The U.S. bond market has generally declined, as fixed income investors became increasingly concerned about the effects of rising interest rates.
      In the stock market, the performance of large-capitalization growth stocks, which has driven the market's advance over the past few years, has begun to moderate, and many previously out-of-favor value-oriented, mid-cap and small-cap stocks have rallied. At the same time, a healthy percentage of actively managed diversified portfolios have once again begun to outperform unmanaged stock indices such as Standard & Poor's 500.


3    OPPENHEIMER REAL ASSET FUND

PRESIDENT'S LETTER



At OppenheimerFunds, we applaud the Fed's pre-emptive strike against inflation. In our view, history has repeatedly demonstrated that most financial assets do best in a low-inflation environment. What's more, we believe that the move to higher interest rates should be temporary.
      One recent development is quite troublesome to us however: the increasing popularity of "day trading" among individuals seeking to make fast money in a volatile stock market. In our opinion, day trading is not investing, it is gambling. Experience proves that without extensive research and analysis, attempting to time short-term price swings is a fool's errand. Instead, we continue to encourage investors to maintain a long-term perspective that is measured in years, not days.
      Finally, while we remain alert to the potential impact of the Y2K issue, we are encouraged by the progress made in addressing the matter. At OppenheimerFunds, our shareholder accounting systems are already Y2K compliant, and we have successfully participated in all required industrywide tests. We intend to continue retesting our systems in order to help further protect against any potential problems. After all, whether in our computer accounting systems or the financial markets, managing risk is an important part of what makes OppenheimerFunds The Right Way to Invest.

Sincerely,

/s/ James C. Swain           /s/ Bridget A. Macaskill

James C. Swain               Bridget A. Macaskill
September 22, 1999


4    OPPENHEIMER REAL ASSET FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS


Q How did Oppenheimer Real Asset Fund perform during the one-year period that ended August 31, 1999?

A. We are pleased with the Fund's performance over the fiscal year. That's because, as it was designed to do, the Fund performed effectively as a portfolio diversification tool. When prices of many stocks and bonds fell over the first eight months of 1999, commodity prices rose. Of course, the opposite was also true: when stocks and bonds generally rose during the last four months of 1998, commodities prices fell.

[Photo: Portfolio Management Team (l to r)]
Russell Read
John Kowalik
Kevin Baum

What sectors of the commodities markets have improved?

Of the five major commodities classes tracked by the Fund's benchmark, the Goldman Sachs Commodity Index (GSCI),(1) energy, industrial metals and livestock produced positive returns during the first eight months of 1999. The rally began in the energy markets, where crude oil rose from a low of about $10.00 per barrel at the beginning of the year to more than $20.00 in August. Because energy comprises about 50% of the Fund's exposure to the commodities markets, this dramatic increase had a substantially positive influence on performance.

(1). While the Fund seeks to maintain a 90% or greater correlation with the GSCI, this projected correlation is a portfolio management technique and not a formal investment policy of the Fund. The correlation strategy can be changed by the Manager at any time and the Fund's performance may vary from its benchmark. Because the Fund's commodity-linked investments may be allocated to different commodity sectors in amounts that vary from the proportional weightings of the GSCI, the Fund is not an "index" fund.


5    OPPENHEIMER REAL ASSET FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS


Prices of industrial metals such as aluminum and copper have recovered substantially. In 1998, many major mining companies simply curtailed production when prices declined to the point that they could no longer operate profitably. This reduced the available supply of many industrial metals, leading to higher prices in 1999.

[Begin: Sidebar Text]
---------------------------

"We have seen
dramatic
improvements
in the fundamental
condition
of commodities,
both in terms of
strengthening
demand and
stable supplies,
from energy
to agricultural
products
to livestock
to industrial metals."

---------------------------
[End: Sidebar Text]


Prices of agricultural commodities--such as corn, soybeans and wheat--and prices of livestock--including cattle and hogs--began to rise toward the end of the reporting period, in part due to expectations of reduced yields caused by regional drought conditions. In our view, however, agricultural and livestock prices remain depressed relative to historical norms, leaving room for improvement.
      The precious metals sector also declined precipitously over the past year. That's because the price of gold has continued to fall in response to massive selling of reserves by central banks. In our opinion, the role of gold in the global economy is changing. Increasingly, gold is no longer regarded as a stable store of monetary value or hedge against political uncertainty, but rather as a luxury item. Because precious metals represented approximately 3% of the Fund, gold's decline did not have a very substantial effect on performance.

Did economic changes lead to the rally in commodities prices?

Economic conditions in the emerging markets were key factors in commodities' recovery, just as they were previously a major factor in the markets' 1997 and 1998 declines. That's because the emerging markets are major consumers of commodities. When economies in Southeast Asia, Latin America and Eastern Europe are thriving, industrial metals are needed for construction and manufacturing; energy is needed to fuel that activity; and livestock and agricultural products are required to feed a more affluent population.


6    OPPENHEIMER REAL ASSET FUND

At the start of 1999, economic conditions in the emerging markets began to improve. As a result, demand for commodities increased. Yet, the supply of certain commodities had been reduced by producers. For example, the oil-producing nations of the Middle East agreed to cut production and exports of crude oil, and industrial metals producers curtailed mining operations when their profit margins eroded.

[Begin: Sidebar Text]
--------------------------------------

Average Annual
Total Returns

For the Periods Ended 9/30/99(2)

Class A                    Since
1-Year                     Inception
--------------------------------------
-6.34%                     -16.97%

Class B                    Since
1-Year                     Inception
--------------------------------------
-5.92%                     -16.56%

Class C                    Since
1-Year                     Inception
--------------------------------------
-2.08%                     -15.65%

Class Y                    Since
1-Year                     Inception
--------------------------------------
-0.31%                     -14.83%

--------------------------------------
[End: Sidebar Text]


How was the Fund managed in this environment?

Because the Fund is designed to track the GSCI index, there was no change in the portfolio's composition. We strive to maintain a correlation between the Fund and the GSCI of 90% or better. Over the past year, that correlation has exceeded 95%.(1)
      Nonetheless, we have increased efforts to improve returns incrementally by more actively managing the Fund's holdings of U.S. government securities. Our strategy has been to capture the higher yields that securities of U.S. government agencies often provide relative to U.S. Treasury securities.
      In addition, we have tried to take advantage of short-term imbalances within individual market sectors. For example, the Fund increased exposure to petroleum relative to the GSCI by analyzing and investing in the most attractively priced petroleum markets worldwide.

(1). See footnote on page 5.
(2). See page 12 for further details.


7    OPPENHEIMER REAL ASSET FUND

An Interview With Your Fund's Managers


What is your outlook for real assets over the coming months?

We are increasingly optimistic. In our view, commodities' steep declines over the past several years were the result of unusual market forces. Prices fell sharply because poor economic conditions in emerging markets reduced demand. Yet, commodities producers in those markets continued to produce basic materials at any price, in order to survive in a recession. This vicious cycle was broken this year when economic conditions began to show signs of improvement.
      We believe that firmer prices will continue to prevail for every major commodity except gold as long as producers do not increase production beyond their customers' needs. By keeping supply relatively tight as demand rises, commodities producers should ultimately benefit. Of course, we will continue to closely monitor developments in the commodities markets. In-depth analysis combined with a disciplined investment strategy is what makes Oppenheimer Real Asset Fund an important part of The Right Way to Invest.

[Begin: Sidebar Text]
[Begin: Tabular Representation of Pie Chart]

------------------------------------------

Portfolio Composition(3)

o U.S. Government,
  Agencies &
  Mortgages                          30.5%

o Commodity-
  Linked Notes                       29.6

o Cash Equivalents                   32.6

o U.S. Corporate
  Securities                          7.3

------------------------------------------
[End: Sidebar Text]
[End: Tabular Representation of Pie Chart]


Sector Weights
Percentage of Commodity-Linked Notes(4)
----------------------------------------------------------
Petroleum                                            50.7%
----------------------------------------------------------
Agriculture                                          20.3
----------------------------------------------------------
Livestock                                            10.3
----------------------------------------------------------
Industrial Metals                                     8.3
----------------------------------------------------------
Natural Gas                                           7.9
----------------------------------------------------------
Precious Metals                                       2.5


(3). Portfolio is subject to change. Percentages are as of August 31, 1999, and are dollar-weighted based on total investments.
(4). Portfolio is subject to change. Percentages are as of August 31, 1999, and are dollar-weighted based on commodity-linked notes. The Fund's allocation of its investments within each sector of the GSCI may differ (at times, significantly) from the sector weightings within the GSCI.


8    OPPENHEIMER REAL ASSET FUND

FUND PERFORMANCE



How has the Fund performed? Below is a discussion, by the Manager, of the Fund's performance during its fiscal year ended August 31, 1999, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

Management's discussion of performance. During the Fund's fiscal year that ended August 31, 1999, Oppenheimer Real Asset Fund provided mixed performance. Returns were generally poor during the last four months of 1998, principally because of economic weakness in key overseas markets, which adversely affected commodity prices. In contrast, returns were attractive during the first eight months of 1999, when improved economic conditions worldwide helped increase demand for most commodities. Recently, the portfolio managers have begun efforts to improve returns incrementally by more actively managing the Fund's holdings of U.S. government securities. This strategy seeks to capture the higher yields that securities of U.S. government agencies often provide relative to U.S. Treasury securities. During the period, pricing inefficiencies in the energy sector also provided an opportunity for the Fund to benefit from rising oil prices. The Fund's portfolio holdings, allocations and strategies are subject to change.

Comparing the Fund's performance to the market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until August 31, 1999. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares. Class A, B, C and Y shares were first publicly offered on March 31, 1997. The graphs reflect the deduction of the current maximum initial sales charge on Class A shares and the applicable contingent deferred sales charge for Class B and Class C shares. Class Y shares are available principally to certain institutional investors.
      The Fund's performance is compared to the performance of the Goldman Sachs Commodity Index (GSCI). The GSCI is a composite index of commodity sector returns representing an unleveraged, long-term investment in commodity futures that is broadly diversified across the spectrum of commodities and includes reinvestment of income (to represent real assets).
      Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of Fund operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index.


9    OPPENHEIMER REAL ASSET FUND

FUND PERFORMANCE


Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Real Asset Fund (Class A)
and Goldman Sachs Commodity Index (GSCI)

[Begin: Tabular Representation of Line Chart]

           Oppenheimer Real Asset     Goldman Sachs Commodity
           Fund Class A               Index (GSCI)
3.31.97    9425                       10000
8.31.97    9717                       10403
8.31.98    5594                        6527
8.31.99    5958                        7702

[End: Tabular Representation of Line Chart]

Average Annual Total Return of Class A Shares of the Fund at 8/31/99(1)
1-Year 0.38%   Life -19.29%

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Real Asset Fund (Class B)
and Goldman Sachs Commodity Index (GSCI)

[Begin: Tabular Representation of Line Chart]

           Oppenheimer Real Asset     Goldman Sachs Commodity
           Fund Class B               Index (GSCI)
3.31.97    10000                      10000
8.31.97    10270                      10403
8.31.98     5865                       6527
8.31.99     6030                       7702

[End: Tabular Representation of Line Chart]

Average Annual Total Return of Class B Shares of the Fund at 8/31/99(1)
1-Year 0.75%   Life -18.89%

The performance information for GSCI in the graphs begins on 3/31/97.


10   OPPENHEIMER REAL ASSET FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Real Asset Fund (Class C)
and Goldman Sachs Commodity Index (GSCI)

[Begin: Tabular Representation of Line Chart]

           Oppenheimer Real Asset     Goldman Sachs Commodity
           Fund Class C               Index (GSCI)
3.31.97    10000                      10000
8.31.97    10260                      10403
8.31.98     5862                       6527
8.31.99     6195                       7702

[End: Tabular Representation of Line Chart]

Average Annual Total Return of Class C Shares of the Fund at 8/31/99(1)
1-Year 4.69%   Life -17.98%

Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Real Asset Fund (Class Y)
and Goldman Sachs Commodity Index (GSCI)

[Begin: Tabular Representation of Line Chart]

           Oppenheimer Real Asset     Goldman Sachs Commodity
           Fund Class Y               Index (GSCI)
3.31.97    10000                      10000
8.31.97    10310                      10403
8.31.98     5941                       6527
8.31.99     6343                       7702

[End: Tabular Representation of Line Chart]

Average Annual Total Return of Class Y Shares of the Fund at 8/31/99(1)
1-Year 6.77%   Life -17.17%

(1). See page 12 for further details.
Past performance is not predictive of future performance.


11   OPPENHEIMER REAL ASSET FUND

NOTES


In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term changes. For updates on the Fund's performance, please contact your financial advisor, call us at 1.800.525.7048 or visit our website, www.oppenheimerfunds.com.

It is important to note that Oppenheimer Real Asset Fund has a limited operating history, having been first offered 3/31/97, is non-diversified and invests a substantial portion of its assets in derivative instruments that entail potentially higher volatility and risk of loss than traditional equity or debt securities. The Fund is not intended as a complete investment program and is intended for investors with long-term investment goals who are willing to accept this greater risk.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.

Class A. The inception date of the Fund was 3/31/97. Class A returns include the current maximum initial sales charge of 5.75%.

Class B shares of the Fund were first publicly offered on 3/31/97. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge. The ending account value shown in the graph is net of the applicable 3% contingent deferred sales charge.

Class C shares of the Fund were first publicly offered on 3/31/97. Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class Y shares of the Fund were first publicly offered on 3/31/97. Class Y shares are offered principally to certain institutional investors under special agreement with the Distributor.

An explanation of the different performance calculations is in the Fund's prospectus.


12   OPPENHEIMER REAL ASSET FUND

--------------------------------------------------------------------------------

                                                                      Financials




































13   OPPENHEIMER REAL ASSET FUND

STATEMENT OF INVESTMENTS  August 31, 1999


                                                                                 Face  Market Value
                                                                               Amount    See Note 1
=====================================================================================================
Mortgage-Backed Obligations--25.8%
-----------------------------------------------------------------------------------------------------
Government Agency--16.9%
-----------------------------------------------------------------------------------------------------
FHLMC/FNMA/Sponsored--11.9%
Federal Home Loan Mortgage Corp., Collateralized Mtg.
Obligations, Gtd. Multiclass Mtg. Participation Certificates,
Series 1451, Cl. G, 7%, 9/15/06                                           $ 7,378,941   $ 7,406,613
-----------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Interest-Only Stripped
Mtg.-Backed Security, Series 2178, Cl. Pl, 10.057%, 8/15/29(1)             15,800,000     4,038,875
-----------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Collateralized Mtg.
Obligations, Gtd. Real Estate Mtg. Investment Conduit
Pass-Through Certificates, Trust 1992-188, Cl. PG, 6.65%, 1/25/17           1,262,924     1,260,550
-----------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Interest-Only Securities,
Trust 1997-89, Cl. Pl, 8.877%, 5/18/12(1,2)                                13,119,692     2,525,541
-----------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Interest-Only Stripped
Mtg.-Backed Security:
Trust 1993-23, Cl. PN, 21.295%, 4/25/22(1)                                  3,624,240     1,073,681
Trust 1997-3, 14.728%, 3/18/26(1)                                           3,424,713       757,718
                                                                                        -------------
                                                                                         17,062,978

-----------------------------------------------------------------------------------------------------
GNMA/Guaranteed--5.0%
Government National Mortgage Assn.:
Collateralized Mtg. Obligations, Series 1998-1, Cl. PA, 6.25%, 9/20/21(3)   7,000,000     6,991,250
Interest-Only Stripped Mtg.-Backed Security,
Series 1997-5, Cl. PJ, 20.514%, 5/20/22(1)                                  2,208,810       226,403
                                                                                        -------------
                                                                                          7,217,653

-----------------------------------------------------------------------------------------------------
Private--8.9%
-----------------------------------------------------------------------------------------------------
Commercial--7.8%
Ameriquest Technology, Inc., Series I, 9.75%, 3/25/29(2)                    3,500,000     3,471,562
-----------------------------------------------------------------------------------------------------
NC Finance Trust, Collateralized Mtg. Obligations,
Series 1999-I, Cl. ECFD, 8.75%, 12/25/28(2)                                 3,512,463     3,435,629
-----------------------------------------------------------------------------------------------------
Northwest Asset Securities Corp., Collateralized Mtg. Obligations,
Series 1996-5, Cl. A17, 8%, 11/25/26                                        3,500,000     3,549,219
-----------------------------------------------------------------------------------------------------
Resolution Trust Corp., Commercial Mtg. Pass-Through Certificates,
Series 1994-C2, Cl. G, 8%, 4/25/25                                            864,549       830,102
                                                                                        -------------
                                                                                         11,286,512

-----------------------------------------------------------------------------------------------------
Residential--1.1%
Salomon Brothers Mortgage Securities VII, Series 1998-2,
Cl. 1, 5%, 11/25/27(2)                                                      1,698,340     1,615,547
                                                                                        -------------
Total Mortgage-Backed Obligations (Cost $37,357,189)                                     37,182,690


14   OPPENHEIMER REAL ASSET FUND

                                                                                 Face  Market Value
                                                                               Amount    See Note 1
=====================================================================================================
U.S. Government Obligations--5.1%
-----------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
6.52%, 1/2/02                                                             $ 4,870,000   $ 4,898,056
Unsec. Medium-Term Nts., 5.08%, 9/24/99(4)                                  2,500,000     2,499,225
                                                                                        -------------
Total U.S. Government Obligations (Cost $7,502,291)                                       7,397,281

=====================================================================================================
Corporate Bonds and Notes--6.9%
-----------------------------------------------------------------------------------------------------
Detroit Edison Co., 6.40% Sec. Nts., Series A-1, 7/15/00                    5,000,000     4,973,870
-----------------------------------------------------------------------------------------------------
Tyco International Group Ltd., 6.102% Nts., 9/5/00(5,6)                     5,000,000     4,993,750
                                                                                        -------------
Total Corporate Bonds and Notes (Cost $10,025,769)                                        9,967,620

=====================================================================================================
Structured Instruments--30.1%
-----------------------------------------------------------------------------------------------------
AIG International, Inc., Commodity Index Excess
Return Linked Nts., 4.81%, 1/6/00(7,8)                                      5,000,000     7,113,150
-----------------------------------------------------------------------------------------------------
Bank of America NT & SA (London Branch), Goldman Sachs
Commodity Index Excess Return Linked Nts., 4.60%, 12/23/99(8,9)             6,500,000     9,369,750
-----------------------------------------------------------------------------------------------------
Business Development Bank (Canada), Goldman Sachs Commodity
Index Excess Return Linked Nts., 5.09%, 6/5/00(8,9)                         4,000,000     5,853,560
-----------------------------------------------------------------------------------------------------
Cargill Financial Services Corp., Goldman Sachs Commodity
Index Total Return Linked Nts., 4.75%, 12/20/99(8,9)                        4,000,000     7,166,521
-----------------------------------------------------------------------------------------------------
Cargill Financial Services Corp., Goldman Sachs Commodity Index
Total Return Linked Nts., 5.86%, 9/14/00(8,9)                              10,000,000    10,000,000
-----------------------------------------------------------------------------------------------------
Chase Manhattan Bank USA National Assn., Chase Physical
Commodity Index Linked Deposit Nts., 4.70%, 12/15/99(8,10)                  2,500,000     3,839,750
                                                                                        -------------
Total Structured Instruments (Cost $32,000,000)                                          43,342,731


                                               Date          Strike         Contracts
=====================================================================================================
Options Purchased--0.6%
-----------------------------------------------------------------------------------------------------
Crude Oil Futures, 10/99
Call Opt. (Cost $136,000)                      9/99             $18               200       822,000


                                                                                 Face
                                                                               Amount
=====================================================================================================
Short-Term Notes--9.6%(11)
-----------------------------------------------------------------------------------------------------
Columbus Southern Power, 6.15%, 2/17/00                                   $ 5,000,000     4,855,646
-----------------------------------------------------------------------------------------------------
Conoco, Inc., 5.86%, 1/31/00(5)                                             4,000,000     3,901,031
-----------------------------------------------------------------------------------------------------
FINOVA Capital Corp., 6.84%, 8/8/00                                         5,000,000     5,025,500
                                                                                        -------------
Total Short-Term Notes (Cost $13,782,177)                                                13,782,177

15   OPPENHEIMER REAL ASSET FUND

STATEMENT OF INVESTMENTS  Continued


                                                                                 Face   Market Value
                                                                               Amount     See Note 1
======================================================================================================
Repurchase Agreements--23.6%
------------------------------------------------------------------------------------------------------
Repurchase agreement with First Chicago Capital Markets, 5.41%, dated 8/31/99, to be repurchased at $16,902,540 on 9/1/99,
collateralized by U.S. Treasury Nts., 4%-6.375%, 11/30/99-2/28/03,
with a value of $16,750,569, and U.S. Treasury Bills, 9/15/99,
with a value of $500,437                                                  $16,900,000   $ 16,900,000
------------------------------------------------------------------------------------------------------
Repurchase agreement with Zion First National Bank, 5.40%,
dated 8/31/99, to be repurchased at $17,002,550 on 9/1/99,
collateralized by U.S. Treasury Bonds, 8%, 11/15/21,
with a value of $1,018,801, and U.S. Treasury Nts., 5.875%-7%,
2/15/00-2/15/07, with a value of $16,325,679                               17,000,000     17,000,000
                                                                                        --------------
Total Repurchase Agreements (Cost $33,900,000)                                            33,900,000
------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $134,703,426)                                 101.7%   146,394,499
------------------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                                            (1.7)    (2,410,621)
                                                                          ----------------------------
Net Assets                                                                      100.0%  $143,983,878
                                                                          ============================


16   OPPENHEIMER REAL ASSET FUND

FOOTNOTES TO STATEMENT OF INVESTMENTS

(1). Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.
(2). Identifies issues considered to be illiquid or restricted--See Note 7 of Notes to Financial Statements.
(3). Securities with an aggregate market value of $2,846,437 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.
(4). A sufficient amount of liquid assets has been designated to cover outstanding written options, as follows:

                                           Contracts    Expiration    Exercise         Premium            Market Value
                                 Subject to Call/Put          Date       Price        Received              See Note 1
------------------------------------------------------------------------------------------------------------------------
Crude Oil Call Opt.                              200       9/16/99         $21        $ 32,000               $ 264,000
Crude Oil Put Opt.                               200       9/16/99          15          87,000                   2,000
Crude Oil Put Opt.                               100      11/16/99          20         100,000                  59,000
                                                                                      ----------------------------------
                                                                                      $219,000                $325,000
                                                                                      ==================================

(5). Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $8,894,781 or 6.18% of the Fund's net assets as of August 31, 1999.
(6). Represents the current interest rate for a variable rate security.
(7). Security is linked to a "Commodity Option Basket." The basket is composed of options of seventeen different commodities in five main commodity groups (energy, agriculture, livestock, industrial metals and precious metals).
(8). Security is leveraged, which increases the Fund's exposure to commodities and increases the notes' volatility relative to the face value of the security by a weighted average leverage factor of 3.00.
(9). Security is linked to the Goldman Sachs Commodity Index, the Goldman Sachs Commodity Excess Return Index or the Goldman Sachs Commodity Index Total Return Index. The indexes currently contain twenty-six commodities from the sectors of energy, metals and agricultural products. Individual components qualify for the inclusion in the index based on liquidity and are weighted by their respective world production quantities.
(10). Security is linked to the Chase Physical Commodity Index. The index currently contains nineteen commodities from the sectors of energy, metals, livestock, grain and fiber. The index offers a balanced cross-section of physical commodities and, in order to optimally reflect real market conditions, the weight of the different commodities may be adjusted annually in keeping with prevailing world supply, demand and inventory conditions.
(11). Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.

See accompanying Notes to Financial Statements.


17   OPPENHEIMER REAL ASSET FUND

STATEMENT OF ASSETS AND LIABILITIES  August 31, 1999


========================================================================================
Assets
----------------------------------------------------------------------------------------
Investments, at value (including repurchase agreements of $33,900,000)
(cost $134,703,426)--see accompanying statement                          $ 146,394,499
----------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                             6,630,822
Interest and principal paydowns                                              1,070,014
Shares of beneficial interest sold                                             885,244
Daily variation on futures contracts--Note 5                                   454,440
Other                                                                            1,344
                                                                         ---------------
Total assets                                                               155,436,363

========================================================================================
Liabilities
----------------------------------------------------------------------------------------
Bank overdraft                                                                 228,653
----------------------------------------------------------------------------------------
Options written, at value (premiums received $219,000)--
see accompanying statement--Note 6                                             325,000
----------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                       10,000,000
Daily variation on futures contracts--Note 5                                   558,392
Shares of beneficial interest redeemed                                         151,760
Shareholder reports                                                             55,486
Distribution and service plan fees                                              46,975
Transfer and shareholder servicing agent fees                                   36,448
Other                                                                           49,771
                                                                         ---------------
Total liabilities                                                           11,452,485

========================================================================================
Net Assets                                                               $ 143,983,878
                                                                         ===============

========================================================================================
Composition of Net Assets
----------------------------------------------------------------------------------------
Paid-in capital                                                          $ 194,479,745
----------------------------------------------------------------------------------------
Undistributed net investment income                                            883,405
----------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions                   (63,909,334)
----------------------------------------------------------------------------------------
Net unrealized appreciation on investments--Notes 3 and 5                   12,530,062
                                                                         ---------------
Net assets                                                               $ 143,983,878
                                                                         ===============


18   OPPENHEIMER REAL ASSET FUND

============================================================================================
Net Asset Value Per Share
--------------------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$109,328,379 and 19,042,998 shares of beneficial interest outstanding)               $5.74
Maximum offering price per share (net asset value plus sales charge
of 5.75% of offering price)                                                          $6.09
--------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $18,690,317
and 3,249,613 shares of beneficial interest outstanding)                             $5.75
--------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $15,964,610
and 2,786,261 shares of beneficial interest outstanding)                             $5.73
--------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on
net assets of $572 and 100 shares of beneficial interest outstanding)                $5.72


See accompanying Notes to Financial Statements.

19   OPPENHEIMER REAL ASSET FUND

STATEMENT OF OPERATIONS  For the Year Ended August 31, 1999


========================================================================================
Investment Income
----------------------------------------------------------------------------------------
Interest                                                                 $   5,102,784

========================================================================================
Expenses
----------------------------------------------------------------------------------------
Management fees--Note 4                                                        918,924
--------------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                        157,557
Class B                                                                        154,504
Class C                                                                        104,616
----------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                          272,047
----------------------------------------------------------------------------------------
Shareholder reports                                                            126,005
----------------------------------------------------------------------------------------
Legal, auditing and other professional fees                                     36,593
----------------------------------------------------------------------------------------
Deferred organization expenses                                                  26,993
----------------------------------------------------------------------------------------
Registration and filing fees                                                    26,727
----------------------------------------------------------------------------------------
Custodian fees and expenses                                                     24,827
----------------------------------------------------------------------------------------
Trustees' compensation                                                           5,671
----------------------------------------------------------------------------------------
Insurance expenses                                                               2,919
----------------------------------------------------------------------------------------
Other                                                                           14,926
                                                                         ---------------
Total expenses                                                               1,872,309
Less expenses paid indirectly--Note 1                                           (3,022)
                                                                         ---------------
Net expenses                                                                 1,869,287

========================================================================================
Net Investment Income                                                        3,233,497

========================================================================================
Realized and Unrealized Gain (Loss)
----------------------------------------------------------------------------------------
Net realized gain (loss) on:
Investments                                                                (17,165,581)
Closing of futures contracts                                                 1,445,418
Closing and expiration of option contracts written--Note 6                    (138,785)
----------------------------------------------------------------------------------------
Net realized loss                                                          (15,858,948)

Net change in unrealized appreciation or depreciation on investments        21,857,973
                                                                         ---------------
Net realized and unrealized gain                                             5,999,025

========================================================================================
Net Increase in Net Assets Resulting from Operations                     $   9,232,522
                                                                         ===============










See accompanying Notes to Financial Statements.

20   OPPENHEIMER REAL ASSET FUND

STATEMENTS OF CHANGES IN NET ASSETS


Year Ended August 31,                                                                       1999             1998
===================================================================================================================
Operations
-------------------------------------------------------------------------------------------------------------------
Net investment income                                                              $   3,233,497    $   4,066,912
-------------------------------------------------------------------------------------------------------------------
Net realized loss                                                                    (15,858,948)     (47,729,016)
-------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                                 21,857,973      (10,943,262)
                                                                                   --------------------------------
Net increase (decrease) in net assets resulting from operations                        9,232,522      (54,605,366)

===================================================================================================================
Dividends and/or Distributions to Shareholders
-------------------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                                               (3,917,119)      (1,102,914)
Class B                                                                                 (778,666)        (441,240)
Class C                                                                                 (524,527)        (236,846)
Class Y                                                                                      (39)             (21)

===================================================================================================================
Beneficial Interest Transactions
-------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from beneficial
interest transactions--Note 2:
Class A                                                                               43,162,353       61,012,518
Class B                                                                                1,213,947       14,242,312
Class C                                                                                5,427,691        6,523,710
Class Y                                                                                       --               --

===================================================================================================================
Net Assets
-------------------------------------------------------------------------------------------------------------------
Total increase                                                                        53,816,162       25,392,153
-------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                   90,167,716       64,775,563
                                                                                   --------------------------------
End of period (including undistributed net investment
income of $883,405 and $2,823,015, respectively)                                   $ 143,983,878    $  90,167,716
                                                                                   ================================













See accompanying Notes to Financial Statements.


21   OPPENHEIMER REAL ASSET FUND

FINANCIAL HIGHLIGHTS


Class A  Year Ended August 31,                                1999            1998           1997(1)
===================================================================================================
Per Share Operating Data
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $5.81          $10.31         $10.00
---------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                          .20             .29            .09
Net realized and unrealized gain (loss)                        .09           (4.59)           .22
                                                             --------------------------------------
Total income (loss) from investment operations                 .29           (4.30)           .31
---------------------------------------------------------------------------------------------------
Dividends to shareholders from net investment income          (.36)           (.20)            --
---------------------------------------------------------------------------------------------------
Net asset value, end of period                               $5.74          $ 5.81         $10.31
                                                             ======================================

===================================================================================================
Total Return, at Net Asset Value(2)                           6.50%         (42.43)%         3.10%
---------------------------------------------------------------------------------------------------

===================================================================================================
Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                  $109,328         $62,568        $37,687
---------------------------------------------------------------------------------------------------
Average net assets (in thousands)                         $ 66,106         $59,251        $18,361
---------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                                         3.73%           4.59%          4.27%
Expenses                                                      1.82%           1.66%(4)       1.74%(4)
---------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                                      86%            105%            39%



(1). For the period from March 31, 1997 (commencement of operations) to August 31, 1997.
(2). Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
(3). Annualized for periods of less than one full year.
(4). Expense ratio reflects the effect of expenses paid indirectly by the Fund.
(5). The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended August 31, 1999 were $86,192,390 and $68,386,159, respectively.


22   OPPENHEIMER REAL ASSET FUND

Class B  Year Ended August 31,                                1999            1998           1997(1)
===================================================================================================
Per Share Operating Data
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $5.76          $10.27         $10.00
---------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                          .16             .28            .07
Net realized and unrealized gain (loss)                        .10           (4.62)           .20
                                                             --------------------------------------
Total income (loss) from investment operations                 .26           (4.34)           .27
---------------------------------------------------------------------------------------------------
Dividends to shareholders from net investment income          (.27)           (.17)            --
---------------------------------------------------------------------------------------------------
Net asset value, end of period                               $5.75          $ 5.76         $10.27
                                                             ======================================

===================================================================================================
Total Return, at Net Asset Value(2)                           5.75%         (42.89)%         2.70%
---------------------------------------------------------------------------------------------------

===================================================================================================
Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                   $18,690         $17,357        $16,471
---------------------------------------------------------------------------------------------------
Average net assets (in thousands)                          $15,454         $22,659        $ 7,388
---------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                                         2.95%           3.87%          3.35%
Expenses                                                      2.58%           2.39%(4)       2.56%(4)
---------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                                      86%            105%            39%













(1). For the period from March 31, 1997 (commencement of operations) to August 31, 1997.
(2). Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
(3). Annualized for periods of less than one full year.
(4). Expense ratio reflects the effect of expenses paid indirectly by the Fund.
(5). The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended August 31, 1999 were $86,192,390 and $68,386,159, respectively.


23   OPPENHEIMER REAL ASSET FUND

FINANCIAL HIGHLIGHTS Continued


Class C  Year Ended August 31,                                1999            1998           1997(1)
===================================================================================================
Per Share Operating Data
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $5.76          $10.26         $10.00
---------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                          .15             .26            .08
Net realized and unrealized gain (loss)                        .11           (4.60)           .18
                                                             --------------------------------------
Total income (loss) from investment operations                 .26           (4.34)           .26
---------------------------------------------------------------------------------------------------
Dividends to shareholders from net investment income          (.29)           (.16)            --
---------------------------------------------------------------------------------------------------
Net asset value, end of period                               $5.73          $ 5.76         $10.26
                                                             ======================================

===================================================================================================
Total Return, at Net Asset Value(2)                           5.68%         (42.87)%         2.60%
---------------------------------------------------------------------------------------------------

===================================================================================================
Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                   $15,965         $10,243        $10,616
---------------------------------------------------------------------------------------------------
Average net assets (in thousands)                          $10,477         $12,060        $ 5,599
---------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                                         2.96%           3.87%          3.34%
Expenses                                                      2.58%           2.38%(4)       2.56%(4)
---------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                                      86%            105%            39%







(1). For the period from March 31, 1997 (commencement of operations) to August 31, 1997.
(2). Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
(3). Annualized for periods of less than one full year.
(4). Expense ratio reflects the effect of expenses paid indirectly by the Fund.
(5). The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended August 31, 1999 were $86,192,390 and $68,386,159, respectively.


24   OPPENHEIMER REAL ASSET FUND

Class Y  Year Ended August 31,                                1999            1998           1997(1)
===================================================================================================
Per Share Operating Data
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $5.81          $10.31         $10.00
---------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                          .20             .42            .20
Net realized and unrealized gain (loss)                        .10           (4.71)           .11
                                                             --------------------------------------
Total income (loss) from investment operations                 .30           (4.29)           .31
---------------------------------------------------------------------------------------------------
Dividends to shareholders from net investment income          (.39)           (.21)            --
---------------------------------------------------------------------------------------------------
Net asset value, end of period                               $5.72          $ 5.81         $10.31
                                                             ======================================

===================================================================================================
Total Return, at Net Asset Value(2)                           6.77%         (42.38)%         3.10%
---------------------------------------------------------------------------------------------------

===================================================================================================
Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                        $1              $1             $1
---------------------------------------------------------------------------------------------------
Average net assets (in thousands)                               $1              $1             $1
---------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                                         3.88%           4.84%          4.75%
Expenses                                                      1.68%           1.40%(4)       1.57%(4)
---------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                                      86%            105%            39%





(1). For the period from March 31, 1997 (commencement of operations) to August 31, 1997.
(2). Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
(3). Annualized for periods of less than one full year.
(4). Expense ratio reflects the effect of expenses paid indirectly by the Fund.
(5). The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended August 31, 1999 were $86,192,390 and $68,386,159, respectively.


See accompanying Notes to Financial Statements.

25   OPPENHEIMER REAL ASSET FUND

NOTES TO FINANCIAL STATEMENTS


================================================================================
1. Significant Accounting Policies

Oppenheimer Real Asset Fund (the Fund) is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek total return. The Fund's investment advisor is OppenheimerFunds, Inc. (the Advisor). The Sub-Advisor is Oppenheimer Real Asset Management, Inc. (the Manager), a wholly owned subsidiary of the Advisor. The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a front-end sales charge on investments up to $1 million. Class B and Class C shares may be subject to a contingent deferred sales charge (CDSC). Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Structured Notes. The Fund invests in commodity-linked structured notes whose market value and redemption price are linked to commodity indices. The structured notes are leveraged, which increases the Fund's exposure to changes in prices of the overall commodities' markets and increases the notes' volatility relative to the face value of the securities. Fluctuations in value of these securities related to the commodity exposure are recorded as unrealized gains and losses in the accompanying financial statements. As of August 31, 1999, the market value of these securities comprised 30% of the Fund's net assets, and resulted in realized and unrealized losses of $5,324,747. The Fund also hedges a portion of the commodity exposure generated by these securities, as discussed in Note 5.


26   OPPENHEIMER REAL ASSET FUND

--------------------------------------------------------------------------------
Securities Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost
(or last determined market value) adjusted for amortization to maturity of any premium or discount. Foreign currency exchange contracts are valued based on the closing prices of the foreign currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.

--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.


27   OPPENHEIMER REAL ASSET FUND

NOTES TO FINANCIAL STATEMENTS Continued


================================================================================
1. Significant Accounting Policies  Continued

Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. As of August 31, 1999, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $48,108,000, which expires between 2005 and 2006.

--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
       The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended August 31, 1999, amounts have been reclassified to reflect an increase in undistributed net investment income of $47,244. Accumulated net realized loss on investments was increased by the same amount.

--------------------------------------------------------------------------------
Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends-in-kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made periodically.
       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


28   OPPENHEIMER REAL ASSET FUND

================================================================================
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                      Year Ended August 31, 1999       Year Ended August 31, 1998
                                         Shares           Amount           Shares          Amount
---------------------------------------------------------------------------------------------------
 Class A
 Sold                                17,245,314     $ 90,733,511       11,980,392    $101,952,769
 Dividends and/or
 distributions reinvested               766,779        3,577,976          111,164       1,045,978
 Redeemed                            (9,734,453)     (51,149,134)      (4,981,608)    (41,986,229)
                                    ---------------------------------------------------------------
 Net increase                         8,277,640     $ 43,162,353        7,109,948    $ 61,012,518
                                    ===============================================================

---------------------------------------------------------------------------------------------------
 Class B
 Sold                                 1,423,730     $  7,465,056        2,490,310    $ 22,171,281
 Dividends and/or
 distributions reinvested               147,282          686,669           42,367         397,911
 Redeemed                            (1,333,586)      (6,937,778)      (1,124,288)     (8,326,880)
                                    ---------------------------------------------------------------
 Net increase                           237,426     $  1,213,947        1,408,389    $ 14,242,312
                                    ===============================================================

---------------------------------------------------------------------------------------------------
 Class C
 Sold                                 1,685,707     $  8,942,433        1,579,842    $ 13,009,004
 Dividends and/or
 distributions reinvested               105,553          492,150           24,009         227,456
 Redeemed                              (783,692)      (4,006,892)        (860,150)     (6,712,750)
                                    ---------------------------------------------------------------
 Net increase                         1,007,568     $  5,427,691          743,701    $  6,523,710
                                    ===============================================================

---------------------------------------------------------------------------------------------------
 Class Y
 Sold                                        --     $         --               --    $         --
 Dividends and/or
 distributions reinvested                    --               --               --              --
 Redeemed                                    --               --               --              --
                                    ---------------------------------------------------------------
 Net increase                                --     $         --               --    $         --
                                    ===============================================================


================================================================================
3. Unrealized Gains and Losses on Securities

As of August 31, 1999, net unrealized appreciation on securities and options written of $11,585,073 was composed of gross appreciation of $12,250,152, and gross depreciation of $665,079.


29   OPPENHEIMER REAL ASSET FUND

NOTES TO FINANCIAL STATEMENTS Continued


================================================================================
4. Management Fees and Other Transactions with Affiliates

Management Fees. Management fees paid to the Advisor were in accordance with the investment advisory agreement with the Fund which provides for a fee of 1.0% of the first $200 million of average net assets, 0.90% of the next $200 million, 0.85% of the next $200 million, 0.80% of the next $200 million, and 0.75% of net assets in excess of $800 million. Under the Sub-Advisory Agreement, the Advisor pays the Sub-Advisor the following annual fees: 0.50% of the first $200 million of average net assets, 0.45% of the next $200 million, 0.425% of the next $200 million, 0.40% of the next $200 million, and 0.375% of the net assets in excess of $800 million. The Fund's management fee for the year ended August 31, 1999, was 1.00% of average net assets for each class of shares.

--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the
Manager, is the transfer and shareholder servicing agent for the Fund and for other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.

--------------------------------------------------------------------------------
Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                           Aggregate           Class A        Commissions        Commissions        Commissions
                           Front-End         Front-End         on Class A         on Class B         on Class C
                       Sales Charges     Sales Charges             Shares             Shares             Shares
                          on Class A       Retained by        Advanced by        Advanced by        Advanced by
Year Ended                    Shares       Distributor        Distributor(1)     Distributor(1)     Distributor(1)
------------------------------------------------------------------------------------------------------------------
August 31, 1999             $227,646           $68,523            $18,386           $139,618            $53,055

(1). The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                                     Class A                      Class B                      Class C
                         Contingent Deferred          Contingent Deferred          Contingent Deferred
                               Sales Charges                Sales Charges                Sales Charges
Year Ended           Retained by Distributor      Retained by Distributor      Retained by Distributor
---------------------------------------------------------------------------------------------------------
August 31, 1999                          $--                     $121,732                       $9,877

       The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.


30   OPPENHEIMER REAL ASSET FUND

--------------------------------------------------------------------------------
Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the fiscal year ended August 31, 1999, payments under the Class A Plan totaled $157,557, all of which was paid by the Distributor to recipients. That included $2,936 paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------
Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
       The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
       The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B or the Class C plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended August 31, 1999, were as follows:

                                                           Distributor's      Distributor's
                                                               Aggregate       Unreimbursed
                                                            Unreimbursed      Expenses as %
                  Total Payments      Amount Retained           Expenses      of Net Assets
                      Under Plan       by Distributor         Under Plan           of Class
----------------------------------------------------------------------------------------------
Class B Plan            $154,504             $129,772         $1,404,518              7.51%
Class C Plan             104,616               76,899             82,751              0.52
----------------------------------------------------------------------------------------------


31   OPPENHEIMER REAL ASSET FUND

 NOTES TO FINANCIAL STATEMENTS  Continued


================================================================================
5. Futures Contracts

The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may buy and sell futures contracts, primarily to hedge the various commodities exposures inherent in its holdings of structured notes that are linked to commodities indices. The Fund may also buy or write put or call options on these futures contracts.
       The Fund generally sells futures contracts to hedge against increases in interest rates or decreases in commodity prices and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts without owning the underlying fixed income security as an efficient or cost effective means to gain exposure to changes in interest rates or commodity prices. The Fund will then either purchase the underlying fixed income security or close out the futures contract.
       Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.
       Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.
       Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.


32   OPPENHEIMER REAL ASSET FUND

As of August 31, 1999, the Fund had outstanding futures contracts as follows:

                                                                                      Unrealized
                                      Expiration    Number of   Valuation as of     Appreciation
Contract Description                        Date    Contracts   August 31, 1999    (Depreciation)
---------------------------------------------------------------------------------------------------
Contracts to Purchase
Commodities
Agriculture
Corn                                     12/1/99          175        $1,918,438       $  (43,025)
Cotton                                   12/1/99           23           583,510          (44,040)
Wheat                                    12/1/99          199         2,808,388          (55,763)
Energy
Brent Crude Oil                          10/1/99           10           209,900           17,700
Crude Oil                                 9/1/99          428         9,463,080          269,210
Crude Oil                                10/1/99          164         3,619,480           14,040
Crude Oil                                11/1/99          165         3,615,150          180,350
Gas Oil                                  10/1/99          105         1,890,000           99,150
Gasoline Unleaded                         9/1/99           88         2,404,248           (3,948)
Heating Oil                               9/1/99          142         3,481,783          103,320
Natural Gas                               9/1/99           12           339,000          (23,620)
Natural Gas                              11/1/99           50         1,477,500          (58,000)
Natural Gas                               1/1/00           56         1,732,080          344,480
Livestock
Lean Hogs                                10/1/99           28           512,960             (200)
Live Cattle                              10/1/99          125         3,327,500           51,330
Precious Metals
Platinum                                 10/1/99            5            87,600             (275)
Softs
Coffee                                   12/1/99           12           404,325            5,288
Orange Juice                             11/1/99           85         1,171,088          105,188
Sugar                                     9/1/99           17           129,853            2,285
Indices
Goldman Sachs Commodities Index           9/1/99          157         7,110,138           55,975
                                                                                      ------------
                                                                                       1,019,445
                                                                                      ------------

Contracts to Sell
Commodities
Agriculture
Soybean                                  11/1/99           38           917,700          (13,050)
Industrial Metals
Copper                                   11/1/99           50         2,135,625          (39,375)
Copper                                   12/1/99           30           594,000          (16,750)
Precious Metals
Gold                                     12/1/99           22           566,060             (880)
Silver                                   12/1/99           15           391,500           (4,500)
Softs
Cocoa                                    12/1/99            5            47,550              100
                                                                                      ------------
                                                                                         (74,455)
                                                                                      ------------
                                                                                      $  944,990
                                                                                      ============


33   OPPENHEIMER REAL ASSET FUND

 NOTES TO FINANCIAL STATEMENTS Continued


================================================================================
6. Option Activity

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.
       The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
       Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.
       Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.
       The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended August 31, 1999, was as follows:

                                               Call Options                        Put Options
                               -----------------------------------------------------------------
                               Number of          Amount of        Number of         Amount of
                                 Options           Premiums          Options          Premiums
-------------------------------------------------------------------------------------------------
Options outstanding as of
August 31, 1998                      --           $      --              100       $    95,750
Options written                      435            178,825            1,650         1,190,750
Options closed or expired           (235)          (146,825)          (1,450)       (1,099,500)
                                -----------------------------------------------------------------
Options outstanding as of
August 31, 1999                      200          $  32,000              300       $   187,000
                                =================================================================


34   OPPENHEIMER REAL ASSET FUND

================================================================================
7. Illiquid or Restricted Securities

As of August 31, 1999, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of August 31, 1999, was $11,048,279, which represents 7.67% of the Fund's net assets.

================================================================================
8. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.
       The Fund had no borrowings outstanding during the year ended August 31, 1999.


35   OPPENHEIMER REAL ASSET FUND

INDEPENDENT AUDITORS' REPORT


================================================================================
To the Board of Trustees and Shareholders of Oppenheimer Real Asset Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Real Asset Fund as of August 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended August 31, 1999, and 1998 and the financial highlights for the period March 31, 1997, to August 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1999, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
      In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Real Asset Fund as of August 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.




Deloitte & Touche LLP


Denver, Colorado
September 22, 1999


36   OPPENHEIMER REAL ASSET FUND

FEDERAL INCOME TAX INFORMATION  Unaudited


================================================================================
In early 2000, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1999. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


37   OPPENHEIMER REAL ASSET FUND

OPPENHEIMER REAL ASSET FUND



================================================================================
Officers and Trustees        James C. Swain, Trustee and Chairman of the Board
                             Bridget A. Macaskill, Trustee and President
                             William L. Armstrong, Trustee
                             Robert G. Avis, Trustee
                             William A. Baker, Trustee
                             George C. Bowen, Trustee
                             Jon S. Fossel, Trustee
                             Sam Freedman, Trustee
                             Raymond J. Kalinowski, Trustee
                             C. Howard Kast, Trustee
                             Robert M. Kirchner, Trustee
                             Ned M. Steel, Trustee
                             Russell Read, Vice President
                             John S. Kowalik, Vice President
                             Andrew J. Donohue, Vice President and Secretary
                             Brian W. Wixted, Treasurer
                             Robert G. Zack, Assistant Secretary
                             Robert J. Bishop, Assistant Treasurer
                             Scott T. Farrar, Assistant Treasurer
================================================================================
Investment Advisor           OppenheimerFunds, Inc.
================================================================================
Sub-Advisor                  Oppenheimer Real Asset Management, Inc.
================================================================================
Distributor                  OppenheimerFunds Distributor, Inc.
================================================================================
Transfer and Shareholder     OppenheimerFunds Services
Servicing Agent
================================================================================
Custodian of                 The Bank of New York
Portfolio Securities
================================================================================
Independent Auditors         Deloitte & Touche LLP
================================================================================
Legal Counsel                Myer, Swanson, Adams & Wolf, P.C.
================================================================================
Special Counsel              Kramer, Levin, Naftalis & Frankel

                             This is a copy of a report to shareholders of Oppenheimer Real Asset Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Real Asset Fund. For material information concerning the Fund, see the Prospectus.

                             Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.


38   OPPENHEIMER REAL ASSET FUND

OPPENHEIMERFUNDS FAMILY


=============================================================================================
Global Equity
---------------------------------------------------------------------------------------------
                    Developing Markets Fund              Global Fund
                    International Small Company Fund     Quest Global Value Fund
                    Europe Fund                          Global Growth & Income Fund
                    International Growth Fund

=============================================================================================
Equity
---------------------------------------------------------------------------------------------
                    Stock                                Stock & Bond
                    Enterprise Fund(1)                   Main Street(R) Growth & Income Fund
                    Discovery Fund                       Quest Opportunity Value Fund
                    Main Street(R) Small Cap Fund        Total Return Fund
                    Quest Small Cap Value Fund           Quest Balanced Value Fund
                    MidCap Fund                          Capital Income Fund(2)
                    Capital Appreciation Fund            Multiple Strategies Fund
                    Growth Fund                          Disciplined Allocation Fund
                    Disciplined Value Fund               Convertible Securities Fund
                    Quest Value Fund

                                                         Specialty
                                                         Real Asset Fund
                                                         Gold & Special Minerals Fund

=============================================================================================
Fixed Income
---------------------------------------------------------------------------------------------
                    Taxable                              Municipal
                    International Bond Fund              California Municipal Fund(3)
                    World Bond Fund                      Florida Municipal Fund(3)
                    High Yield Fund                      New Jersey Municipal Fund(3)
                    Champion Income Fund                 New York Municipal Fund(3)
                    Strategic Income Fund                Pennsylvania Municipal Fund(3)
                    Bond Fund                            Municipal Bond Fund
                    U.S. Government Trust                Insured Municipal Fund
                    Limited-Term Government Fund         Intermediate Municipal Fund

                                                         Rochester Division
                                                         Rochester Fund Municipals
                                                         Limited Term New York Municipal Fund

=============================================================================================
Money Market(4)
---------------------------------------------------------------------------------------------
                    Money Market Fund                    Cash Reserves

(1). Effective July 1, 1999, this fund is closed to new investors. See prospectus for details.
(2). On 4/1/99, the Fund's name was changed from "Oppenheimer Equity Income
Fund."
(3). Available to investors only in certain states.
(4). An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.
(C) Copyright 1999 OppenheimerFunds, Inc. All rights reserved.

39   OPPENHEIMER REAL ASSET FUND

INFORMATION AND SERVICES


          As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website--we're here to help.

--------------------------------------------------------------------------------

          Internet
          24-hr access to account information and transactions www.oppenheimerfunds.com
          ----------------------------------------------------------------------
          General Information
          Mon-Fri 8:30am-9pm ET, Sat 10am-4pm ET
          1.800.525.7048
          ----------------------------------------------------------------------
          Telephone Transactions
          Mon-Fri 8:30am-9pm ET, Sat 10am-4pm ET
          1.800.852.8457
          ----------------------------------------------------------------------
          PhoneLink
          24-hr automated information and automated transactions
          1.800.533.3310
          ----------------------------------------------------------------------
          Telecommunications Device for the Deaf (TDD)
          Mon-Fri 8:30am-7pm ET
          1.800.843.4461
          ----------------------------------------------------------------------
          OppenheimerFunds Information Hotline
          24 hours a day, timely and insightful messages on the
          economy and issues that may affect your investments
          1.800.835.3104
          ----------------------------------------------------------------------
          Transfer and Shareholder Servicing Agent
          OppenheimerFunds Services
          P.O. Box 5270, Denver, CO 80217-5270

--------------------------------------------------------------------------------

                                  [OppenheimerFunds Logo] OppenheimerFunds(R)
                                                               Distributor, Inc.

RA0735.001.0899  October 29, 1999